This is filed pursuant to Rule 497(e).
File Nos: 33-21844 and 811-05555
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      AB
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AllianceBernstein Blended Style Funds ("Blended Style Funds")
   -  AllianceBernstein International Portfolio
   -  AllianceBernstein Tax-Managed International Portfolio

   The AllianceBernstein Bond Funds ("Bond Funds")
   -  AllianceBernstein Short Duration Portfolio

AllianceBernstein Municipal Income Portfolios ("Municipal Portfolios")
   -  Intermediate Diversified Portfolio
   -  Intermediate California Portfolio
   -  Intermediate New York Portfolio

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Supplement dated November 13, 2012 to the Statement of Additional Information
("SAI") dated January 31, 2012 of Blended Style Funds, dated January 31, 2012 of Bond Funds and dated January 31, 2012 of Municipal Portfolios. Each of the funds listed above is hereinafter referred to as a "Portfolio" or, collectively, the "Portfolios".

                                   * * * * *

The following information replaces the first paragraph in the SAIs of the Portfolios under the heading "Shareholder Services - Exchange Privilege".

        You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class C shares of the Portfolio for Class A shares of the Portfolios. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time on that day.

                                   * * * * *

The following information replaces the third paragraph in the SAIs of the Portfolios under the heading "Shareholder Services - Exchange Privilege".

        Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class C shares for Class A shares of the same Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

                                   * * * * *

This Supplement should be read in conjunction with the SAIs for the Portfolios.

You should retain this Supplement with your SAIs for future reference.

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